EXHIBIT 10.16

                             SUBSCRIPTION AGREEMENT


WIEN GROUP, INC.
c/o Alan D. Hirsch
525 Washington Blvd
Jersey City, New Jersey 07310

         The Investor named below, by payment of the purchase price for such Common Shares, by the delivery of a check payable to Wien Group, Inc., hereby subscribes for the purchase of the number of Common Shares indicated below of Wien Group, at a purchase price of $0.20 per Share as set forth in the Prospectus.

         By such payment, the named Investor further acknowledges receipt of the Prospectus and the Subscription Agreement, the terms of which govern the investment in the Common Shares being subscribed for hereby.

A.  INVESTMENT:      (1) Number of Shares:  _______________________________
                     (2) Total Contribution ($0.20 @ Share):  $____________
                     Date of Investor's check: _______________ __, 200_

B.  REGISTRATION:
                     (3) Registered owner:  ______________________________
                     Co-Owner: ___________________________________________
                     (4) Mailing address:   ______________________________
                     City, State & zip: __________________________________
                     (5) Residence Address (if different from above):
                     City, State & zip: __________________________________
                     (6) Birth Date:  ______/______/______
                     (7) Employee or Affiliate:  Yes ______ No ______
                     (8) Social  Security No.:  ______/______/______
                     U.S. Citizen [ ] Other [ ]
                     Co-Owner Social Security No.: ______/______/______ U.S. Citizen [ ] Other [ ]

                     Corporate or Custodial:
                     Taxpayer ID #: ______/______/______
                     U.S. Citizen [ ]          Other [ ]
                     (9)   Telephone (H) (     ) ______________________

FORM OF OWNERSHIP:
[ ]  Individual Ownership          [ ]  Joint Tenants with Right of Survivorship
[ ]  Community Property            [ ]  Tenants in Common
[ ]  Tenants by the Entirety       [ ]  Corporate Ownership
[ ]  Partnership Ownership         [ ]  Custodian for a Minor
[ ]  Trust (see below)             [ ]  IRA or Pension Plan

Date Trust Established:  _________________________________________________
Name of Trustee or other Administrator  __________________________________

     IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this  Subscription
Agreement as of this ____ day of ___________, 2003.

Individuals:

-------------------------------------------------
Registered Owner

Signature of Joint Tenant or Tenant in Common

-------------------------------------------------
Registered Co-Owner

For Trusts, Corporations, Partnerships

-------------------------------------------------
Authorized Signatory

By: _______________________________________________
        Print capacity (Trustee, President, General Partner or Manager) of authorized signatory

MAIL COMPLETED AGREEMENT AND CHECK TO:

         WIEN GROUP, INC.
         c/o Alan D. Hirsch
         525 Washington Blvd
         Jersey City, New Jersey 07310

Agreed to and accepted by WIEN GROUP, INC., a Delaware corporation

By:_____________________________________, its ____________________________


=====================================================================
FOR WIEN GROUP USE ONLY:

Date Received: ________________________________________________
Date Accepted/Rejected ________________________________________
Subscriber's Check Amount: _______________________
Check No. ___________________ Date Check ________________
Deposited ________________________________


                                        2